File: FLGRAD2E.TXT

                                   ENROLLMENT

                                    FORM FOR

                                   TWO SETS OF

                                   TIAA-CREF

                                     GROUP

                                   RETIREMENT

                                    ANNUITY

                                 CERTIFICATES--

                                    ONE SET

                                INSTITUTIONALLY

                                   OWNED WITH

                                DELAYED VESTING


FOR PLANS COVERED BY ERISA

IMPORTANT: Use this enrollment form to enroll in your institution's basic retirement plan only, not for personal tax-deferred savings. It's Easy to Enroll Just complete the enrollment form and return it to your benefits office. Questions? Call our Enrollment Hotline at 1 800 842-2888 8am - 11pm ET weekdays 9/97 edition (FLA.)

INSTRUCTIONS FOR FILLING OUT THE ENROLLMENT FORM

1. PERSONAL INFORMATION

In this enrollment form, you and your refer to the employee. The employer is the applicant.

     Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations.

2. YOUR PREMIUM ALLOCATION

Your institution's retirement plan has two  components  that  provide for:
o Employer Premiums, tax-deferred under Internal Revenue Code Sections 401(a) and 403(a), to be applied to a set of TIAA and CREF Group Retirement Annuity Certificates that provide for delayed vesting, and
o Employee Premiums, remitted on your behalf by your institution on a tax-deferred basis under Section 403(b), to be applied to a separate set of TIAA and CREF Group Retirement Annuity Certificates that provide for full and immediate vesting.
You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other TIAA and CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%.

NOTE: TIAA limits transfers from the Real Estate Account to one per calendar month. In the future, TIAA and CREF may restrict transfers from the Real Estate Account or from any of the CREF accounts to one per calendar quarter. TIAA has the right to stop accepting premiums and/or transfers to the Real Estate Account.

YOU CAN CHANGE YOUR ALLOCATION OF FUTURE PREMIUMS ANYTIME. If your allocation does not total 100%, if it violates any plan limitations, or if we receive your premiums before we receive your enrollment form, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

3. YOUR DESIGNATION OF BENEFICIARY

     The beneficiary(ies) named on this enrollment form will be used for all the Group Retirement Annuity Certificates being issued now. If you die before annuity payments start, your designated beneficiary(ies) will receive the death benefits, if any, specified by your employer's retirement plan, payable from the certificates' accumulations. If no primary beneficiary lives longer than you, any death benefit payable, will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries.

     If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives any death benefit payable.
     If you leave a spouse, he or she will receive 50% of the value of any death benefit payable under each certificate; the remainder will be paid to your estate.
     If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract.
     If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776.

     Notice of Spouse's Right to Annuity Death Benefits Your employer's retirement plan is subject to the Employee Retirement Income Security Act of 1974 (ERISA). Under ERISA, your surviving spouse has a right to an annuity worth 50% of the death benefit, if any, under each certificate, unless your spouse consents to the designation of another primary beneficiary. To permit someone other than your spouse to receive more than 50% of the annuity death benefit, if any, your spouse must sign the consent in Section 5 of the enrollment form. A spouse's consent will not be valid with respect to any different spouse you may have in the future.

4. NOTE:
Please  read all  information  and sign where  indicated.

5. WAIVER OF SPOUSE'S RIGHT TO A PRERETIREMENT  SURVIVOR DEATH BENEFIT

If you are married and you have not named your spouse as your primary beneficiary for at least 50% of the annuity death benefit, if any, then by signing this enrollment form, you are waiving your spouse's right to a preretirement survivor death benefit and your spouse must agree to this waiver by signing the consent. Generally, you can make this waiver only if you're at least 35. If you're under 35, please contact your Benefits Office for more information. You can revoke the waiver any time before your annuity income begins by naming your spouse as your primary beneficiary.

CONSENT BY SPOUSE
By signing this consent, your spouse is giving up all rights to receive the preretirement survivor benefit, if any. Your spouse cannot revoke consent once it has been given. Any survivor benefit payable before annuity income payments begin will be paid to the beneficiary(ies) you named. (Your spouse's signature must be witnessed by your employer's plan representative or a notary public.)

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, please call 1 800 842-2733, ext. 5509. CREF certificates and interests in the TIAA Real Estate Account are distributed by TIAA-CREF Individual & Institutional Services. Standard GDV/GRA (ERISA) 9/97 FLA.

ENROLLMENT FORM FOR TWO SETS OF TIAA AND CREF GROUP RETIREMENT ANNUITY CERTIFICATES--ONE SET PROVIDING FOR DELAYED VESTING

PLEASE TYPE OR PRINT IN INK AND PROVIDE ALL INFORMATION  REQUESTED.

GV/G

1. PERSONAL INFORMATION

Last Name First Middle [ ] Mr. [ ] Mrs. [ ] Ms. [ ] Dr. [ ] Other

Mailing Address          Street         City             State

Zip Code         Daytime Telephone Number         Sex       Date of Birth

Social Security Number         Spouse's Name ( )   [ ] M   [ ] F    Mo. Day Yr.

Employing  Institution  Campus/Branch  Job Title/Position

Your Retirement Income Starting Date   The first day of (Month)

(Year)               , or at the age of .

2. YOUR PREMIUM ALLOCATION

Fill in the amounts you are allocating between employer and employee premiums.

A. EMPLOYER PREMIUMS:

TIAA    TIAA     CREF    CREF    CREF    CREF     CREF    CREF     CREF    CREF

Traditional      Real Estate       Stock       Money Market     Social Choice

Bond Market     Global Equities      Growth        Equity Index

Inflation-Linked Bond
%      %      %      %      %      %      %      %     %      %      =     100%
B. Employee Premiums:
%      %      %      %      %      %      %      %     %      %      =     100%
3. Your Designation of Beneficiary

Name(s) of Primary Beneficiary(ies)        Relationship to You Date of Birth

Social Security Number

Name(s) of Contingent Beneficiary(ies)     Relationship to You Date of Birth

Social Security Number

4.

For the certificate set used for employee premiums, subject to the terms of your employer's retirement plan, you exercise all rights under your annuity certificates. For the certificate set used for employer premiums, subject to the terms of your employer's retirement plan, your employer exercises all rights under your annuity certificates until you become vested under the plan.

     You cannot transfer accumulations between these sets of certificates. You cannot assign or take loans from these certificates. Distributions before age 59-1/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties. Your TIAA certificate allows transfers to CREF from your Traditional Annuity accumulation over a ten-year period and from your Real Estate Account accumulation in a single sum. Cash withdrawals from your Traditional Annuity accumulation are allowed, if permitted by your employer's retirement plan and subject to a surrender charge, only within 120 days after termination of employment. Your CREF certificate may limit, in accordance with the terms of your employer's retirement plan, cash withdrawals, transfers among the CREF accounts and transfers to alternate funding vehicles.
     CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts.
     Under ERISA, each certificate gives your spouse the right to an annuity worth 50% of any death benefit specified by your employer's retirement plan. Your spouse must consent below to any beneficiary designation that doesn't meet this requirement.
     I have read and understood all provisions of this enrollment form. I have received a current CREF prospectus and a current Real Estate Account prospectus.

Signed  (Employee)                 Date

Signed  (Applicant)  With respect to Delayed Vesting GRA Certificates    Date

(EMPLOYER'S AUTHORIZED OFFICIAL OR PLAN REPRESENTATIVE)

5. CONSENT TO WAIVER OF SPOUSE'S RIGHT TO A PRERETIREMENT SURVIVOR DEATH BENEFIT If you have waived your spouse's right to a preretirement survivor death benefit under ERISA by naming other primary beneficiaries for more than 50% of any death benefit, your spouse must consent to the waiver.
CONSENT BY SPOUSE (MUST BE WITNESSED)
     With this consent I am voluntarily and irrevocably giving up my right to a qualified preretirement survivor death benefit under ERISA. I recognize that any preretirement death benefit payable under these certificates will be paid to the beneficiaries as specified above.

Signed (Spouse) Soc. Sec. No. Date

Notary or Plan Representative        Date

Signature of Florida

Licensed Agent LIC. NO. 593282667 Code

F4933.2a.1E  (10/95)  FLA.

Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information, is guilty of a felony of the third degree.

(C) 1997 Teachers Insurance and Annuity Association o College Retirement Equities Fund

Printed on Recycled Paper

Teachers
Insurance and
Annuity
Association

College
Retirement
Equities
Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard GDV/GRA (ERISA) 9/97 FLA.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++


ENROLLMENT FORM

For Two Sets of TIAA-CREF
Group Retirement Annuity Certificates--
One Set Institutionally Owned
With Delayed Vesting
For Plans Covered By ERISA
IMPORTANT: Use this enrollment form to enroll in your institution's basic retirement plan only, not for personal tax-deferred savings.
It's Easy
to
Enroll
Just complete the enrollment form
and return it to your benefits office.
Questions?
Call our Enrollment Hotline at
1 800 842-2888
8am - 11pm ET weekdays
9/97 edition (CA)

Instructions for filling out the ENROLLMENT FORM

1. Personal Information

In this enrollment form, you and your refer to the employee. The employer is the applicant. Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations.

2. Your premium allocation

Your institution's retirement plan has two components that provide for:

O Employer Premiums, tax-deferred under Internal Revenue Code Sections 401(a) and 403(a), to be applied to a set of TIAA and CREF Group Retirement Annuity Certificates that provide for delayed vesting, and

O Employee Premiums, remitted on your behalf by your institution on a tax-deferred basis under Section 403(b), to be applied to a separate set of TIAA and CREF Group Retirement Annuity Certificates that provide for full and immediate vesting.

You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%.

NOTE: In the future, CREF may restrict transfers from any of the CREF accounts to one per calendar quarter.

You can change your allocation of future premiums anytime. If your allocation does not total 100%, if it violates any plan limitations, or if we receive your premiums before we receive your enrollment form, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

CALIFORNIA RESIDENTS PLEASE NOTE: These annuity certificates are issued in California, where the TIAA Real Estate Account is not available. California residents cannot allocate to this account.

3. Your designation of beneficiary

The beneficiary(ies) named on this enrollment form will be used for all the Group Retirement Annuity Certificates being issued now. If you die before annuity payments start, your designated beneficiary(ies) will receive the death benefits, if any, specified by your employer's retirement plan, payable from the certificates' accumulations. If no primary beneficiary lives longer than you, any death benefit payable, will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries.

If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives any death benefit payable. If you leave a spouse, he or she will receive 50% of the value of any death benefit payable under each certificate; the remainder will be paid to your estate.

If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776.

Notice of Spouse's Right to Annuity Death Benefits

Your employer's retirement plan is subject to the Employee Retirement Income Security Act of 1974 (ERISA). Under ERISA, your surviving spouse has a right to an annuity worth 50% of the death benefit, if any, under each certificate, unless your spouse consents to the designation of another primary beneficiary. To permit someone other than your spouse to receive more than 50% of the annuity death benefit, if any, your spouse must sign the consent in Section 5 of the enrollment form. A spouse's consent will not be valid with respect to any different spouse you may have in the future.

4. NOTE:

Please read all information and sign where indicated.

5. Waiver of spouse's right to a preretirement survivor death benefit

If you are married and you have not named your spouse as your primary beneficiary for at least 50% of the annuity death benefit, if any, then by signing this enrollment form, you are waiving your spouse's right to a preretirement survivor death benefit and your spouse must agree to this waiver by signing the consent. Generally, you can make this waiver only if you're at least 35. If you're under 35, please contact your Benefits Office for more information.

You can revoke the waiver any time before your annuity income begins by naming your spouse as your primary beneficiary.

Consent by Spouse

By signing this consent, your spouse is giving up all rights to receive the preretirement survivor benefit, if any. Your spouse cannot revoke consent once it has been given. Any survivor benefit payable before annuity income payments begin will be paid to the beneficiary(ies) you named. (Your spouse's signature must be witnessed by your employer's plan representative or a notary public.)

CREF certificates are distributed by TIAA-CREF Individual & Institutional Services.

Standard  GDV/GRA  (ERISA) 9/97 CA

ENROLLMENT FORM FOR TWO SETS OF TIAA and CREF GROUP RETIREMENT Annuity CERTIFICATES--ONE SET PROVIDING FOR DELAYED VESTING Please type or print in ink and provide all information requested. GV/G

1. Personal Information

Last Name First Middle n Mr. n Mrs. n Ms. n Dr. n Other Mailing Address Street City State Zip Code Daytime Telephone Number Sex Date of Birth Social Security Number Spouse's Name ( ) n M n F Mo. Day Yr. Employing Institution Campus/Branch Job Title/Position

Your Retirement Income Starting Date The first day of (Month) (Year) , or at the age of.

2. Your Premium Allocation Fill in the amounts you are allocating between employer and employee premiums.

A.  Employer  Premiums:

TIAA TIAA CREF CREF CREF CREF CREF CREF CREF CREF Traditional Real Estate Stock Money Market Social Choice Bond Market Global Equities Growth Equity Index Inflation-Linked Bond % N/A % % % % % % % % % = 100%

B. Employee Premiums:

% N/A % % % % % % % % % = 100%

3. Your Designation of Beneficiary

Name(s) of Primary Beneficiary(ies)Relationship to You Date of Birth Social Security Number Name(s) of Contingent Beneficiary(ies) Relationship to You Date of Birth Social Security Number

4. For the certificate set used for employee premiums, subject to the terms of your employer's retirement plan, you exercise all rights under your annuity certificates. For the certificate set used for employer premiums, subject to the terms of your employer's retirement plan, your employer exercises all rights under your annuity certificates until you become vested under the plan. You cannot transfer accumulations between these sets of certificates.

You cannot assign or take loans from these certificates. Distributions before age 591/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties. Your TIAA certificate allows transfers to CREF from your Traditional Annuity accumulation over a ten-year period and from your Real Estate Account accumulation in a single sum. Cash withdrawals from your Traditional Annuity accumulation are allowed, if permitted by your employer's retirement plan and subject to a surrender charge, only within 120 days after termination of employment. Your CREF certificate may limit, in accordance with the terms of your employer's retirement plan, cash withdrawals, transfers among the CREF accounts and transfers to alternate funding vehicles.

CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts.

Under ERISA, each certificate gives your spouse the right to an annuity worth 50% of any death benefit specified by your employer's retirement plan. Your spouse must consent below to any beneficiary designation that doesn't meet this requirement.

I have read and understood all provisions of this enrollment form. I have received a current CREF prospectus and a current Real Estate Account prospectus.

Signed  (Employee) Date

Signed (Applicant) With respect to Delayed Vesting GRA Certificates Date (Employer's Authorized Official or Plan Representative)

5. Consent to Waiver of Spouse's Right to a Preretirement Survivor Death Benefit

If you have waived your spouse's right to a preretirement survivor death benefit under ERISA by naming other primary beneficiaries for more than 50% of any death benefit, your spouse must consent to the waiver.

Consent by Spouse (must be  witnessed)

With this consent I am voluntarily and irrevocably giving up my right to a qualified preretirement survivor death benefit under ERISA. I recognize that any preretirement death benefit payable under these certificates will be paid to the beneficiaries as specified above.

Signed (Spouse) Soc. Sec. No. Date

Notary or Plan Representative Date

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. n

Code

F4933.2a.1E  (10/95) CA

(C) 1997 Teachers Insurance and Annuity Association (Degree) College Retirement Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard GDV/GRA (ERISA) 9/97 CA

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

ENROLLMENT FORM

For Two Sets of TIAA-CREF
Group Retirement Annuity Certificates--
One Set Institutionally Owned
With Delayed Vesting
For Plans Covered By ERISA
IMPORTANT: Use this enrollment form to enroll in your institution's basic retirement plan only, not for personal tax-deferred savings.
It's Easy
to
Enroll
Just complete the enrollment form
and return it to your benefits office.
Questions?
Call our Enrollment Hotline at
1 800 842-2888
8am - 11pm ET weekdays
9/97 edition (FLA.)

Instructions for filling out the ENROLLMENT FORM

1. Personal Information

In this enrollment form, you and your refer to the employee. The employer is the applicant. Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations.

2. Your premium allocation

Your institution's retirement plan has two components that provide for:

O Employer Premiums, tax-deferred under Internal Revenue Code Sections 401(a) and 403(a), to be applied to a set of TIAA and CREF Group Retirement Annuity Certificates that provide for delayed vesting, and

O Employee Premiums, remitted on your behalf by your institution on a tax-deferred basis under Section 403(b), to be applied to a separate set of TIAA and CREF Group Retirement Annuity Certificates that provide for full and immediate vesting.

You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other TIAA and CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%.

NOTE: TIAA limits transfers from the Real Estate Account to one per calendar month. In the future, TIAA and CREF may restrict transfers from the Real Estate Account or from any of the CREF accounts to one per calendar quarter. TIAA has the right to stop accepting premiums and/or transfers to the Real Estate Account.

You can change your allocation of future premiums anytime. If your allocation does not total 100%, if it violates any plan limitations, or if we receive your premiums before we receive your enrollment form, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

3. Your designation of beneficiary

The beneficiary(ies) named on this enrollment form will be used for all the Group Retirement Annuity Certificates being issued now. If you die before annuity payments start, your designated beneficiary(ies) will receive the death benefits, if any, specified by your employer's retirement plan, payable from the certificates' accumulations. If no primary beneficiary lives longer than you, any death benefit payable, will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries.

If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives any death benefit payable. If you leave a spouse, he or she will receive 50% of the value of any death benefit payable under each certificate; the remainder will be paid to your estate.

If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776.

Notice of Spouse's Right to Annuity Death Benefits

Your employer's retirement plan is subject to the Employee Retirement Income Security Act of 1974 (ERISA). Under ERISA, your surviving spouse has a right to an annuity worth 50% of the death benefit, if any, under each certificate, unless your spouse consents to the designation of another primary beneficiary. To permit someone other than your spouse to receive more than 50% of the annuity death benefit, if any, your spouse must sign the consent in Section 5 of the enrollment form. A spouse's consent will not be valid with respect to any different spouse you may have in the future.

4. NOTE:

Please read all information and sign where indicated.

5. Waiver of spouse's right to a preretirement survivor death benefit

If you are married and you have not named your spouse as your primary beneficiary for at least 50% of the annuity death benefit, if any, then by signing this enrollment form, you are waiving your spouse's right to a preretirement survivor death benefit and your spouse must agree to this waiver by signing the consent. Generally, you can make this waiver only if you're at least 35. If you're under 35, please contact your Benefits Office for more information.

You can revoke the waiver any time before your annuity income begins by naming your spouse as your primary beneficiary.

Consent by Spouse

By signing this consent, your spouse is giving up all rights to receive the preretirement survivor benefit, if any. Your spouse cannot revoke consent once it has been given. Any survivor benefit payable before annuity income payments begin will be paid to the beneficiary(ies) you named. (Your spouse's signature must be witnessed by your employer's plan representative or a notary public.)

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, please call 1 800 842-2733, ext. 5509

CREF certificates and interests in the TIAA Real Estate Account are distributed by TIAA-CREF Individual & Institutional Services. Standard GDV/GRA (ERISA) 9/97 FLA.

ENROLLMENT FORM FOR TWO SETS OF TIAA and CREF GROUP RETIREMENT Annuity CERTIFICATES--ONE SET PROVIDING FOR DELAYED VESTING

Please type or print in ink and provide all information requested. GV/G

1. Personal Information

Last Name First Middle n Mr. n Mrs. n Ms. n Dr. n Other Mailing Address Street City State Zip Code Daytime Telephone Number Sex Date of Birth Social Security Number Spouse's Name ( ) n M n F Mo. Day Yr. Employing Institution Campus/Branch Job Title/Position

Your Retirement Income Starting Date The first day of (Month) (Year) , or at the age of.

2. Your Premium Allocation Fill in the amounts you are allocating between employer and employee premiums.

A. Employer  Premiums:

TIAA TIAA CREF CREF CREF CREF CREF CREF CREF CREF Traditional Real Estate Stock Money Market Social Choice Bond Market Global Equities Growth Equity Index Inflation-Linked Bond % % % % % % % % % % = 100%

B. Employee Premiums:

% % % % % % % % % % = 100%

3. Your Designation of Beneficiary

Name(s) of Primary Beneficiary(ies)Relationship to You Date of Birth Social Security Number

Name(s) of Contingent Beneficiary(ies) Relationship to You Date of Birth Social Security Number

4. For the certificate set used for employee premiums, subject to the terms of your employer's retirement plan, you exercise all rights under your annuity certificates. For the certificate set used for employer premiums, subject to the terms of your employer's retirement plan, your employer exercises all rights under your annuity certificates until you become vested under the plan. You cannot transfer accumulations between these sets of certificates.

You cannot assign or take loans from these certificates. Distributions before age 591/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties. Your TIAA certificate allows transfers to CREF from your Traditional Annuity accumulation over a ten-year period and from your Real Estate Account accumulation in a single sum. Cash withdrawals from your Traditional Annuity accumulation are allowed, if permitted by your employer's retirement plan and subject to a surrender charge, only within 120 days after termination of employment. Your CREF certificate may limit, in accordance with the terms of your employer's retirement plan, cash withdrawals, transfers among the CREF accounts and transfers to alternate funding vehicles.

CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts.

Under ERISA, each certificate gives your spouse the right to an annuity worth 50% of any death benefit specified by your employer's retirement plan. Your spouse must consent below to any beneficiary designation that doesn't meet this requirement.

I have read and understood all provisions of this enrollment form. I have received a current CREF prospectus and a current Real Estate Account prospectus.

Signed  (Employee) Date

Signed (Applicant) With respect to Delayed Vesting GRA Certificates Date (Employer's Authorized Official or Plan Representative)

5. Consent to Waiver of Spouse's Right to a Preretirement Survivor Death Benefit

If you have waived your spouse's right to a preretirement survivor death benefit under ERISA by naming other primary beneficiaries for more than 50% of any death benefit, your spouse must consent to the waiver.

Consent by Spouse (must be  witnessed)

With this consent I am voluntarily and irrevocably giving up my right to a qualified preretirement survivor death benefit under ERISA. I recognize that any preretirement death benefit payable under these certificates will be paid to the beneficiaries as specified above.

Signed (Spouse) Soc. Sec. No. Date

Notary or Plan Representative Date Signature of Florida Licensed Agent LIC. NO. 593282667

Code

F4933.2a.1E (10/95) FLA.

Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information, is guilty of a felony of the third degree.

(C) 1997 Teachers Insurance and Annuity Association (Degree) College Retirement Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard GDV/GRA (ERISA) 9/97 FLA.

ENROLLMENT FORM

For Two Sets of TIAA-CREF
Group Retirement Annuity Certificates--
One Set Institutionally Owned
With Delayed Vesting
For Plans Not Covered By ERISA
IMPORTANT: Use this enrollment form to enroll in your institution's basic retirement plan only, not for personal tax-deferred savings.
It's Easy
to
Enroll
Just complete the enrollment form
and return it to your benefits office.
Questions?
Call our Enrollment Hotline at
1 800 842-2888
8am - 11pm ET weekdays
9/97 edition

Instructions for filling out the ENROLLMENT FORM

1. Personal Information

In this enrollment form, you and your refer to the employee. The employer is the applicant. Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations.

2. Your premium allocation

Your institution's retirement plan has two components that provide for:

O Employer Premiums, tax-deferred under Internal Revenue Code Sections 401(a) and 403(a), to be applied to a set of TIAA and CREF Group Retirement Annuity Certificates that provide for delayed vesting, and

O Employee Premiums, remitted on your behalf by your institution on a tax-deferred basis under Section 403(b), to be applied to a separate set of TIAA and CREF Group Retirement Annuity Certificates that provide for full and immediate vesting.

You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other TIAA and CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%.

NOTE: TIAA limits transfers from the Real Estate Account to one per calendar month. In the future, TIAA and CREF may restrict transfers from the Real Estate Account or from any of the CREF accounts to one per calendar quarter. TIAA has the right to stop accepting premiums and/or transfers to the Real Estate Account.

You can change your allocation of future premiums anytime. If your allocation does not total 100%, if it violates any plan limitations, or if we receive your premiums before we receive your enrollment form, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

3. Your designation of beneficiary

The beneficiary(ies) named on this enrollment form will be used for all the Group Retirement Annuity Certificates being issued now. If you die before annuity payments start, your designated beneficiary(ies) will receive the death benefits, if any, specified by your employer's retirement plan, payable from the certificates' accumulations. If no primary beneficiary lives longer than you, any death benefit payable, will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries.

If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives any death benefit payable. If you leave a spouse, he or she will receive 50% of the value of any death benefit payable under each certificate; the remainder will be paid to your estate.

If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776.

4. NOTE:

Please read all information and sign where indicated. CREF certificates and interests in the TIAA Real Estate Account are distributed by TIAA-CREF
Individual  &  Institutional   Services.

Standard GDV/GRA  (Non-ERISA) 9/97

ENROLLMENT Form FOR TWO SETS OF TIAA and CREF GROUP Retirement Annuity CERTIFICATES--ONE SET PROVIDING FOR DELAYED VESTING (FOR PLANS NOT COVERED BY ERISA) GV/G

Please type or print in ink and provide all information  requested.

1. Personal Information

Last Name First Middle n Mr. n Mrs. n Ms. n Dr. n Other Mailing Address Street City State Zip Code Daytime Telephone Number Sex Date of Birth Social Security Number Spouse's Name ( ) n M n F Mo. Day Yr. Employing Institution Campus/Branch Job Title/Position

Your Retirement Income Starting Date The first day of (Month) (Year) , or at the age of.

2. Your Premium Allocation Fill in the amounts you are allocating between employer and employee premiums.

A. Employer Premiums:

TIAA TIAA CREF CREF CREF CREF CREF CREF CREF CREF Traditional Real Estate Stock Money Market Social Choice Bond Market Global Equities Growth Equity Index Inflation-Linked Bond % % % % % % % % % % = 100%

B. Employee Premiums:

% % % % % % % % % % = 100%

3. Your Designation of Beneficiary

Name(s) of Primary Beneficiary(ies)Relationship to You Date of Birth Social Security Number Name(s) of Contingent Beneficiary(ies) Relationship to You Date of Birth Social Security Number

4. For the certificate set used for employee premiums, subject to the terms of your employer's retirement plan, you exercise all rights under your annuity certificates. For the certificate set used for employer premiums, subject to the terms of your employer's retirement plan, your employer exercises all rights under your annuity certificates until you become vested under the plan. You
cannot  transfer   accumulations  between  these  sets  of  certificates.

This enrollment form is for certificates issued under a retirement plan not covered by the Employee Retirement Income Security Act of 1974 (ERISA). Generally, retirement plans other than those of public institutions and certain churches are covered by ERISA. If you are employed at any time by an employer whose retirement plan is covered by ERISA, your benefits from contributions made under that plan will be subject to your spouse's rights. This could affect your beneficiary designation if you have named someone other than your spouse.

You cannot assign or take loans from these certificates. Distributions before age 591/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties. Your TIAA certificate allows transfers to CREF from your Traditional Annuity accumulation over a ten-year period and from your Real Estate Account accumulation in a single sum. Cash withdrawals from your Traditional Annuity accumulation are allowed, if permitted by your employer's retirement plan and subject to a surrender charge, only within 120 days after termination of employment. Your CREF certificate may limit, in accordance with the terms of your employer's retirement plan, cash withdrawals, transfers among the CREF accounts and transfers to alternate funding vehicles.

CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts.

I have read and understood all provisions of this enrollment form. I have received a current CREF prospectus and a current Real Estate Account prospectus.

Signed  (Employee) Date

Signed (Applicant) With respect to Delayed Vesting GRA Certificates Date (Employer's Authorized Official or Plan Representative)

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. n

Code

F4933.2a.1N (10/95)

For your protection, some states require a warning against fraud to appear on this form. These states, including Colorado, Kentucky, New York, and Ohio, require a warning substantially similar to the following warning.

People who file applications for insurance or statements of claim commit a fraudulent insurance act if they:

O knowingly do so with intent to injure, defraud, or deceive any insurance company or another person; and/or

O knowingly include in their application or statement of claim any materially false or misleading information; and/or

O knowingly conceal information for the purpose of misleading concerning any fact material to the application or claim.

A fraudulent insurance act is a crime, and penalties may include imprisonment, fines, denial of insurance, and civil damages. New York residents, please note:
Civil penalties shall not exceed $5,000 and the stated value of the claim for each such violation.

Colorado  residents,  please  note:

Any insurance company or any agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or to a claimant for the purpose of defrauding or attempting to defraud the policyholder or the claimant with regard to a settlement or award payable from the insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

(C) 1997 Teachers Insurance and Annuity Association (Degree) College Retirement Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard GDV/GRA (Non-ERISA) 9/97
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++